UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2015

Quiksilver, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15202 Graham Street, Huntington Beach, CA		92649
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 889-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously disclosed in a Current Report on Form 8-K filed by Quiksilver, Inc. (the “Company”) on September 11, 2015, the Company and each of its wholly owned U.S. subsidiaries – DC Direct, Inc., DC Shoes, Inc., Fidra, Inc., Hawk Designs, Inc., Mt. Waimea, Inc., Q.S. Optics, Inc., QS Retail, Inc., QS Wholesale, Inc., Quiksilver Entertainment, Inc. and Quiksilver Wetsuits, Inc. (such subsidiaries, together with the Company, the “Debtors”) – filed voluntary petitions (the cases commenced thereby, the “Bankruptcy Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The Bankruptcy Cases are being jointly administered under the caption In re Quiksilver, Inc., et al., and the lead case number is 15-11880.

On November 30, 2015, the Debtors filed with the Bankruptcy Court a monthly operating report for the period of September 9, 2015 through October 31, 2015 (the “Monthly Operating Report”).

A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee. The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by the Bankruptcy Code, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report for the period of September 9, 2015 through October 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIKSILVER, INC.

Dated: December 1, 2015	By:	/s/ Thomas Chambolle
Thomas Chambolle Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Monthly Operating Report for the period of September 9, 2015 through October 31, 2015